UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2021

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 East Sunrise Blvd., Suite 1204 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 449-0641

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth in Item 3.02 of this report is hereby incorporated by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

On September 23, 2021, the Clinigence Holdings, Inc. (the “Company”) issued a press release announcing that, the Company entered into an investment agreement with Apollo Medical Holdings, Inc. (“ApolloMed”), pursuant to which the Company will receive a direct private investment of $3 million from ApolloMed (the “Private Placement”) . The Closing of the Private Placement occurred on September 30, 2021 and the investment funding was received on October 1, 2021.

In connection with the aforementioned Private Placement transaction, the Company issued 1,000,000 shares of common stock to ApolloMed at $3.00 per share with warrants to purchase an additional 500,000 shares at $3.50 per share. ApolloMed will also nominate one person to Clinigence’s Board of Directors pursuant to the terms of the agreement.

The Company Shares issued in connection with private placement transaction to ApolloMed were issued with a restrictive legend that shares had not been registered under the Securities Act of 1933 (the “Securities Act”).

The issuance of the Company Shares in conjunction with the private placement transaction were exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act.  The Company made this determination based on the representations of the investors which included, in pertinent part, that each such investor was an “accredited investor” within the meaning of Rule 501 of Regulation D and upon such further representations from each investor that (i) such investor is acquiring the securities for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act of 1933, (ii) such investor agrees not to sell or otherwise transfer the purchased securities or shares underlying such securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) such investor has knowledge and experience in financial and business matters such that such investor is capable of evaluating the merits and risks of an investment in us, (iv) such investor  had access to all of the Company’s documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the Offering and to obtain any additional information which the Company possessed or was able to acquire without unreasonable effort and expense, and (v) such investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

The foregoing description of the private placement transaction is a summary only and is qualified in its entirety by reference to the ApolloMed Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 3.02 to this Current Report on Form 8-K and is hereby incorporated by reference herein. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

In connection with the private placement transaction, the Board of Directors (the “Board”) of Company appointed Brandon Sim, to the Board of Directors. Mr. Sim shall hold office until the next annual election and until his successor is duly elected and shall qualify, unless sooner, in accordance with the By-laws of the Company.

Mr. Sim is the Chief Operating Officer and Chief Technology Officer at ApolloMed,, where he is responsible for the Company's overall strategy, end-to-end service delivery, non-clinical operations, and all technology aspects of ApolloMed's business, including engineering, IT, data science, and more. He has been the CTO of ApolloMed and its subsidiary, Network Medical Management, since 2019. Prior to joining ApolloMed, Mr. Sim served as a Quantitative Researcher at Citadel Securities from 2015 to 2019. From 2012 to 2015, Mr. Sim co-founded and served as Chief Technology Officer at Theratech, a medical device company focused on developing a low-cost, simple-to-use patch for automated drug delivery. Mr. Sim received both his M.S. in computer science and engineering and B.A. in statistics and physics, magna cum laude with high honors, from Harvard University. Mr. Sim’s qualifications to serve on the Board include his extensive experience and expertise in healthcare management services and population health management technology, including as Chief Operating Officer and Chief Technology Officer of ApolloMed.

Resignation of Member of the Board of Directors

In connection with the private placement transaction, the Board of Directors (the “Board”) of Clinigence Holdings, Inc. (the “Company”) accepted the resignation of Elisa Luqman from the Board. Ms. Luqman’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. M. Luqman will remain Secretary to the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 1, 2021

Clinigence Holdings, Inc.

By: /s/ Michael Bowen

Michael Bowen

Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
3.02	ApolloMed Stock Purchase Agreement.
99.1	Clinigence Press Release dated September 23, 2021 announcing the investment.

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